SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report

                               SwiftyNet.Com, Inc.

             (Exact name of registrant as specified in its charter)

        Florida                        0-25097              65-078-3722
(State or other jurisdiction         (Commission           (IRS Employer
     incorporation)                  File Number)        Identification No.)

     17521 Crawley Road, Odessa, FL                             33556
(Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code
                                 (813) 926-1603

         (Former name or former address, if changed since last report.)

                                       NA

Item 2. Acquisition or Disposition of Assets.

            On December 17, 1999, SwiftyNet,.Com, Inc. purchased all of the outstanding shares of Rankstreet.Com, Inc. ("Rankstreet"), in exchange for 4,000,000 shares of Common Stock. Rankstreet is developing a world wide web site to provide comparative statistical analysis of Internet advertising. Rankstreet is a Florida corporation that was formed on October 28, 1999. Its assets consist primarily of the service contributions of its three shareholders and a $10,000 contract for software development. SwiftyNet.Com issued 2,000,000 shares of common stock to the three principal shareholders of Rankstreet (the "Principals") at closing. Once the Rankstreet.com web site is fully functional and available for customer usage, the Principals shall receive an additional 1,000,000 shares. One year from the date that the Rankstreet web site is advertised for use by the general public, the Principals shall receive 1,000,000 more common shares. In determining the amount of shares issued as consideration in this transaction, the Company considered valuations of other start-up Internet companies, but had no independent valuation. Pursuant to the purchase agreement, the Principals have an option to purchase 51% of Rankstreets' outstanding shares 30 days following a successful initial public offering of Rankstreets' securities for seventy-five thousand dollars ($75,000).


Item 5. Other Events.

            Effective November 30, 1999, Shareholder, Donald Hughes, is the owner of Donald C. Hughes, Inc. the services of which the Company anticipated using in the construction of additional car wash centers. Toward this end, the Company had deposited $210,000 in an account for future use by Mr. Hughes. Since the Company has decided to devote substantial resources to its Internet business, the Company is accepting the return of 52,500 shares of common stock from Mr. Hughes valued at $4.00 per share and will release all funds on account for Mr. Hughes.

Item 7. Financial Statements and Exhibits.


                        INDEPENDENT ACCOUNTANTS' REPORT

Board of Directors
Rankstreet.com, Inc.
 Tampa, Florida

We have audited the accompanying balance sheet of Rankstreet.com, Inc., (a development stage enterprise) as of December 17, 1999 and the related statements of operations, changes in stockholders' equity, and cash flows from inception (October 28, 1999) through December 17, 1999. These financial statements are the responsibility of the management of Rankstreet.com, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rankstreet.com, Inc. as of December 17, 1999 and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

/s/ Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida
January 31, 2000

                              RANKSTREET.COM, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                                  BALANCE SHEET
                                DECEMBER 17, 1999

                                     ASSETS

Current assets
   Cash and cash equivalents                                  $             -

Other
   Software under development                                            6,465

                                                              -----------------
Total Assets                                                  $          6,465
                                                              =================

                      LIABILITIES AND STOCKHOLDERS' EQUITY
               ==================================================

Current liabilities
   Accrued expenses                                           $          4,475
   Due to related company                                                1,990
                                                              -----------------
       Total current liabilities                                         6,465
                                                              -----------------
Stockholders' equity
   Common stock; $.01 par value; 10,000 shares
     authorized, issued and outstanding                                    100
   Additional paid in capital                                            1,990
   Deficit accumulated during the development stage                     (2,090)
                                                              -----------------
            Total stockholders' equity                                      -

                                                              -----------------
Total Liabilities and Stockholders' Equity                    $          6,465
                                                              =================



                       Read Independent Auditors' Report
                See accompanying notes to financial statements.

                              RANKSTREET.COM, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                             STATEMENT OF OPERATIONS
                FOR THE PERIOD FROM INCEPTION (OCTOBER 28, 1999)
                            THROUGH DECEMBER 17, 1999

Revenues                                                      $             -

Start-up expenses                                                        2,090
                                                              -----------------
Net loss                                                      $         (2,090)
                                                              =================
Net loss per common share                                     $           (.21)
                                                              =================
Weighted average common shares outstanding                              10,000
                                                              =================







                       Read Independent Auditors' Report
                 See accompanying notes to financial statements

                              RANKSTREET.COM, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        STATEMENT OF STOCKHOLDERS' EQUITY
                FOR THE PERIOD FROM INCEPTION (OCTOBER 28, 1999)
                            THROUGH DECEMBER 17, 1999


                                                                                                     Deficit
                                                                                                   Accumulated
                                                                                 Additional         During the            Total
                                                                                  Paid in          Development       Stockholders'
                                                Shares         Par Value          Capital            Stage              Equity
                                                ------         ---------         ----------        ----------         -------------

Initial capitalization,
 (October 28, 1999)                             10,000         $     100         $       -         $       -           $       100
Additional capital
 contributed by stockholders                        -                 -               1,990                -                 1,990
Net loss                                            -                 -                  -             (2,090)              (2,090)
                                                ------         ---------         ----------        -----------         ------------
Balance, December 17, 1999                      10,000         $     100         $    1,990        $   (2,090)         $        -
                                                ======         =========         ==========        ===========         ============



                       Read Independent Auditors' Report
                 See accompanying notes to financial statements

                              RANKSTREET.COM, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                             STATEMENT OF CASH FLOWS
                FOR THE PERIOD FROM INCEPTION (OCTOBER 28, 1999)
                            THROUGH DECEMBER 17, 1999


Cash flows from operating activities
  Net loss                                                                                                          $       (2,090)
                                                                                                                    ---------------
   Adjustment to reconcile net loss to net cash used in operating activities:
    Unreimbursed expenses contributed to capital by stockholders                                                             2,090
      Total adjustments                                                                                             ---------------
                                                                                                                             2,090
                                                                                                                    ---------------
  Net cash used in operating activities                                                                                         -
Cash flows from investing activities                                                                                            -

Cash flows from financing activities                                                                                            -
                                                                                                                    ---------------
Net increase in cash and cash equivalents                                                                                       -

Cash and cash equivalents, beginning of period                                                                                  -
                                                                                                                    ---------------
Cash and cash equivalents, end of period                                                                            $           -
                                                                                                                    ===============
Supplemental disclosure of noncash investing and financing activities:
  Costs accrued for software under development                                                                      $        6,465
                                                                                                                    ===============



                       Read Independent Auditors' Report
                 See accompanying notes to financial statements

                              RANKSTREET.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 17, 1999


(1) Summary of Significant Accounting Policies:

The following is a summary of the more significant accounting policies and practices of Rankstreet.com, Inc. (the Company) which affect the accompanying financial statements.

  (a) Organization and operations--The Company was incorporated on October 28, 1999, to develop, operate and maintain a website designed to compare ongoing internet statistical data for visitor traffic amongst business websites in real time.

  (b) Presentation--The Company has devoted substantially all its efforts to develop its software and has no revenues. Therefore, these financial statements have been prepared in accordance with Statement of Financial Accounting Standards No. 7 Accounting and Reporting by Development Stage Enterprises.

  (c) Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

  (d) Cash and cash equivalents--For the purposes of reporting cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

  (e) Software under development--The Company follows SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. Costs incurred during the application stage are capitalized, costs incurred during the preliminary project stage and the post implementation/operational stage are expensed. No depreciation has been recorded in the accompanying financial statements since the software has not been complete or placed in service.

  (f) Deferred income taxes--Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

  (g) Loss per common share--Loss per common share is computed using the weighted average of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128 Earnings Per Share.

  (h) Start-up costs--The initial costs incurred to organize the Company are expensed when incurred.

  (i) Advertising--Advertising costs are expensed when incurred. No advertising was incurred for the period presented.


                       Read Independent Auditors' Report
                 See accompanying notes to financial statements

                              RANKSTREET.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 17, 1999


(2) Commitments and Related Party Transactions:

The Company issued 10,000 shares of stock to the founding shareholders at par value, which is $.01 per share.

Thunderland Corporation, a Company controlled by one of the Company's shareholders, paid certain software development costs on behalf of the Company in the amount of $1,990. This amount is recorded as a liability in the accompanying financial statements.

Certain unreimbursed administrative expenses of the Company were incurred by two stockholders, both before and after the Company's incorporation on October 28, 1999. The Company recorded $2,090 as administrative expense and as an increase in stockholders' equity.

The Company has a verbal agreement with three consultants, located in Russia, for the first phase of programming development of the Company's website. The initial phase is expected to cost $10,000 when complete. At December 17, 1999, Phase I of the development is estimated to be sixty percent complete. The consultants were paid $1,525 during the period and the balance of $4,475 has been accrued in the accompanying financial statements.

(3) Acquisition of Company:

Effective December 17, 1999, all the outstanding stock of the Company was acquired by SwiftyNet.com, Inc.

(4) Income Taxes:

The Company has incurred a taxable loss during the period and therefore has not recorded a tax provision. The Company has not recognized any deferred tax asset due to the uncertainly of it's realization.




                       Read Independent Auditors' Report
                 See accompanying notes to financial statements

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 14, 2000                    SwiftyNet.Com, Inc.


                                             /S/ Rachel Steele
                                           ------------------------
                                           Rachel Steele, President